Trade and other payables	12 Months Ended
Dec. 31, 2022
Text Block [Abstract]
Trade and other payables
19. Trade and other payables

	2022 $m	2021 $m
Current
Trade payables	152	109
Other tax and social security payable	37	29
Other payables	173	119
Accruals	335	322
	697	579

Non-current
Other payables	4	4
Deferred purchase consideration	12	12
Contingent purchase consideration (note 24)	65	73
	81	89
In 2022, current other payables includes $29m and current accruals includes $2m relating to the outstanding portion of the share repurchase programme. Of the total, $20m relates to the unavoidable contractual cost of shares to be repurchased and $11m to the associated performance fee. Current other payables also includes $18m relating to obligations created by the special allocation of expenses from an associate investment (note 6).
In 2021, other payables included $29m relating to the UK portfolio rent (see note 17).